DREYFUS FLORIDA MUNICIPAL MONEY MARKET FUND
STATEMENT OF ADDITIONAL INFORMATION
NOVEMBER 1, 2004

This Statement of Additional Information, which is not a prospectus, supplements should be read in conjunction with the current Prospectus of Dreyfus Florida Municipal Market Fund (the "Fund"), dated November 1, 2004, as it may be revised from time to time obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Uniondale, New York 11556-0144, visit the Dreyfus.com website, or call one of the following numbers:

Call Toll Free 1-800-645-6561
In New York City - Call 1-718-895-1206
Outside the U.S. - Call 516-794-5452

The Fund’s most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

DESCRIPTION OF THE FUND

The Fund is a Massachusetts business trust formed on March 12, 1992. The Fund is an open-end, management investment company, known as a money market mutual fund. As a municipal money market fund, the Fund invests in debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax (“Municipal Obligations”).

The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

Dreyfus Service Corporation (the "Distributor") is the distributor of the Fund's shares.

Certain Portfolio Securities

The following information supplements and should be read in conjunction with the Fund's Prospectus.

Florida Municipal Obligations. As a fundamental policy, the Fund normally invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in the Municipal Obligations of the State of Florida, its political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from Federal income tax, and which enable the Fund’s shares to be exempt from Florida intangible personal property tax (collectively, "Florida Municipal Obligations"). To the extent acceptable Florida Municipal Bonds are at any time unavailable for investment by the Fund, the Fund will invest temporarily in other Municipal Obligations. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, floating or variable rates of interest.

The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligation market, size of a particular offering, maturity of the obligation and rating of the issue.

Municipal Obligations include certain private activity bonds (a type of revenue bond), the income from which is subject to the alternative minimum tax (AMT). The Fund may invest without limitation in such Municipal Obligations if the Manager determines that their purchase is consistent with the Fund’s investment objective.

     Certain Tax Exempt Obligations. The Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Obligations.

     Derivative Products. The Fund may purchase various derivative products whose value is tied to underlying Municipal Obligations. The Fund will purchase only those derivative products that are consistent with its investment objective and policies and comply with the quality, maturity and diversification standards of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”). The principal types of derivative products are described below.

(1) Tax Exempt Participation Interests. Tax exempt participation interests (such as industrial development bonds and municipal lease/purchase agreements) give the Fund an undivided interest in a Municipal Obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the Municipal Obligation. Participation interests may have fixed, floating or variable rates of interest, and are frequently backed by an irrevocable letter of credit or guarantee of a bank.

(2) Tender Option Bonds. Tender option bonds grant the holder of an option to tender an underlying Municipal Obligation at par plus accrued interest at specified intervals to a financial institution that acts as a liquidity provider. The holder of a tender option bond effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate.

(3) Custodial Receipts. In a typical custodial receipt arrangement, an issuer of a Municipal Obligation deposits it with a custodian in exchange for two classes of custodial receipts. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted and ownership changes. The other class’s interest rate also is adjusted, but inversely to changes in the interest rate of the first class.

     (4) Structured Notes. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, therefore, may not have an active trading market. When the Fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments.

Ratings of Municipal Bonds. The Fund may invest only in those Municipal Obligations which are rated in one of the two highest rating categories for debt obligations by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Fund's Board.

The average distribution of investments (at value) in Municipal Obligations by ratings for the fiscal year ended June 30, 2004, computed on a monthly basis, was as follows:

		Moody's		Standard &
Fitch Ratings		Investors Service,		Poor's Ratings	Percentage
("Fitch")	or	Inc. ("Moody's")	or	Services	of Value
("S&P")

F-1+, F-1		VMIG 1, MIG 1,		SP-1+, SP-1,	66.6%
		P-1		A1+, A1
AAA, AA, A		Aaa, Aa, A		AAA, AA. A	18.8%
Not Rated		Not Rated		Not Rated	14.6% [1]
100.0%

     If, subsequent to its purchase by the Fund, (a) an issue of rated Municipal Obligations ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the Fund's Board determines that it is no longer of comparable quality or (b) the Manager becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the Fund's Board will reassess promptly whether such security presents minimal credit risk and will cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders; provided that the reassessment required by clause (b) is not required if the portfolio security is disposed of or matures within five business days of the Manager becoming aware of the new rating and the Fund's Board is subsequently notified of the Manager's actions.

To the extent the ratings given by Moody's, S&P or Fitch (collectively, the “Rating Agencies”) for Municipal Obligations may change as a result of changes in such organizations or

1 Included in the not rated category are securities comprising 14.6% of the Fund’s market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the VMIG 1/MIG 1 rating category.

their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in the Fund's Prospectus and this Statement of Additional Information. The ratings of the Rating Agencies represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.

     Stand-By Commitments. The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable.

     Taxable Investments. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-2 by Moody's, A-2 by S&P or F-2 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of one billion dollars or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments. If the Fund purchases Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments. When the Fund has adopted a temporary defensive position, including when acceptable Florida Municipal Obligations are unavailable for investment by the Fund, in excess of 20% of the Fund's net assets may be invested in Taxable Investments. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.

Illiquid Securities. The Fund may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as securities subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

Investment Techniques

The following information supplements and should be read in conjunction with the Fund's Prospectus.

Borrowing Money. The Fund may borrow money from banks, but only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

Forward Commitments. The Fund may purchase and sell Municipal Obligations and other securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.

Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Certain Investment Considerations and Risks

     Investing in Municipal Obligations. The Fund may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, the Fund may be subject to greater risk as compared to a fund that does not follow this practice.

     Certain municipal lease/purchase obligations in which the Fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, the Manager will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funds for the leased property.

     Certain provisions in the Internal Revenue Code of 1986, as amended (the "Code"), relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Fund and thus reduce the available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.

Investing in Florida Municipal Obligations. You should consider carefully the special risks inherent in the Fund’s investment in Florida Municipal Obligations. Since the Fund is concentrated in securities issued by Florida or entities within Florida, an investment in the Fund may involve greater risk than investments in certain other types of money market funds. You should review the information in “Appendix A” which provides a brief summary of special investment considerations and risk factors relating to investing in Florida Municipal Bonds.

Simultaneous Investments. Investment decisions for the Fund are made independently from those of the other investment companies advised by the Manager. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

Investment Restrictions

The Fund's investment objective, and its policy to invest normally at least 80% of its net assets (plus any borrowings for investment purposes) in Florida Municipal Obligations (or other investments with similar economic characteristics), are fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting shares In addition, the Fund has adopted investment restrictions numbered 1 through 7 as fundamental policies. Investment restrictions numbered 8 through 12 are not fundamental policies and may be changed by a vote of a majority of the Fund's Board members at any time. The Fund may not:

1. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, securities issued by banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

3. Purchase or sell real estate, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.

4. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available and except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

5. Make loans to others except through the purchase of debt obligations and the entry into repurchase agreements.

6. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted under the 1940 Act.

7. Sell securities short or purchase securities on margin.

8. Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined above and in the Prospectus.

9. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

10. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis.

11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests (including municipal lease/purchase agreements) that are not subject to the demand feature described in the Fund's Prospectus and floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described in the Fund's Prospectus on less than seven days' notice and as to which there is no secondary market) if, in the aggregate, more than 10% of its net assets would be so invested.

12. Invest in companies for the purpose of exercising control.

For purposes of Investment Restriction No. 1, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

If a percentage restriction is adhered to at the time of investment, a later change in such percentage resulting from a change in values or assets will not constitute a violation of such restriction.

MANAGEMENT OF THE FUND

     The Fund's Board is responsible for the management and supervision of the Fund and approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows:

The Dreyfus Corporation	Investment Adviser
Dreyfus Service Corporation	Distributor
Dreyfus Transfer, Inc	Transfer Agent
The Bank of New York	Custodian

Board Members of the Fund2

     Board members of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships and affiliations, are shown below:

Name (Age)
Principal Occupation
Position with the Fund (Since)	During Past 5 Years	Other Board Memberships and Affiliations

Joseph S. DiMartino (61)	Corporate Director and Trustee	The Muscular Dystrophy Association,
Chairman of the Board (1995)		Director
	Azimuth Trust, an institutional asset	Levcor International, Inc., an apparel fabric
	management firm, member of Board	processor, Director
	of Managers and Advisory Board	Century Business Services, Inc., a provider of
outsourcing functions for small and medium
size companies, Director
The Newark Group, a provider of a national

2 None of the Board members are “interested persons” of the Fund, as defined in the 1940 Act.

Name (Age)
Principal Occupation
Position with the Fund (Since)	During Past 5 Years	Other Board Memberships and Affiliations

market of paper recovery facilities,
paperboard mills and paperboard converting
plants, Director

Gordon J. Davis (63)	Partner of the law firm of LeBoeuf,	Consolidated Edison, Inc., a utility company,
Board Member (1993)	Lamb, Greene & MacRae, LLP	Director
	President, Lincoln Center for the	Phoenix Companies, Inc., a life insurance
	Performing Arts, Inc. (2001)	company, Director
Board Member/Trustee for several not-
for-profit groups

David P. Feldman (64)	Corporate Director and	BBH Mutual Funds Group (11 funds), Director
Board Member (1991)	Trustee	The Jeffrey Company, a private investment
company, Director
QMED, a medical device company,
Director

Lynn Martin (64)	Advisor to the international	SBC Communications, Inc., Director
Board Member (1994)	accounting firm of Deloitte &	Ryder System, Inc., a supply chain and
	Touche, LLP and Chair to its	transportation management company,
	Council for the Advancement of	Director
	Women	The Procter & Gamble Co., a consumer
products company, Director
Constellation Energy Group, Director
Member of the Council of Foreign Relations

Daniel Rose (74)	Chairman and Chief Executive	Harlem Educational Activities Fund, Inc.,
Board Member (1992)	Officer of Rose Associates	Chairman
	Inc., a New York based real	Baltic-American Enterprise, Vice Chairman and
	estate development and	Director
	management firm	Housing Committee of the Real Estate Board
of New York, Inc., Director

Sander Vanocur (76)	President of Old Owl	None
Board Member (1992)	Communications

Philip L. Toia (71),	Retired	None
Board Member (1997)

Anne Wexler (74)	Chairman of the Wexler & Walker	Wilshire Mutual Funds (5 funds), Director
Board Member (1994)	Public Policy Associates,	Methanex Corporation, a methanol producing
	consultants specializing in	company, Director
	government relations and	Member of the Council of Foreign Relations
	public affairs	Member of the National Park Foundation

Board members are elected to serve for an indefinite term. The Fund has standing audit, nominating and compensation committees, each comprised of its Board members who are not

"interested persons" of the Fund, as defined in the 1940 Act. The function of the audit committee is (i) to oversee the Fund's accounting and financial reporting processes and the audits of the Fund’s financial statements and (ii) to assist in the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the independent auditors’ qualifications, independence and performance. The Fund’s nominating committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors listed in the Nominating Committee Charter, including character and integrity, business and professional experience, and whether the committee believes the interest of the Fund and its shareholders. The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166, which includes information regarding the recommended nominee as specified in the Nominating Committee Charter. The function of the compensation committee is to establish the appropriate compensation for serving on the Board. The Fund also has a standing evaluation committee comprised of any one Board member. The function of the evaluation committee is to assist in valuing the Fund’s investments. The Fund’s audit committee met four times and its nominating committee met once. The compensation committee and evaluation committee did not meet during the last fiscal year.

     The table below indicates the dollar range of each Board member's ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2003.

Aggregate Holding of Funds in
Name of Board Member	The Fund	the Dreyfus Family of Funds
for which Responsible as a
Board Member
Joseph S. DiMartino	None	Over $100,000
Gordon J. Davis	None	None
David P. Feldman	None	$10,001 - $50,000
Lynn Martin	None	None
Daniel Rose	None	None
Sander Vanocur	None	None
Philip L. Toia	None	$1 – $10,000
Anne Wexler	None	None

As of December 31, 2003, none of the Board members or their immediate family members owned securities of the Manager, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

Typically, the Fund pays its Board members its allocated portion of an annual retainer of $30,000 and a fee of $4,000 per meeting (with a minimum $500 per meeting and per telephone meeting) attended for the Fund and eight other funds (comprised of eleven portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting attended fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended June 30, 2004, and by all funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 2003, was as follows:

	Aggregate	Total Compensation from
Name of Board	Compensation from	the Fund and Fund Complex Paid to
Member	the Fund*	Board Member (**)
Gordon J. Davis	$5,738	$98,750 (26)
Joseph S. DiMartino	$7,185	$800,306 (191)
David P. Feldman	$5,738	$166,000 (56)
Lynn Martin	$5,738	$50,000 (11)
Eugene McCarthy ***	$500	$9,500 (11)
Daniel Rose	$5,738	$92, 000 (23)
Philip L. Toia	$5,738	$50,000 (11)
Sander Vanocur	$5,738	$96,000 (23)
Anne Wexler	$5,738	$95,000 (32)

*	Amount does not include reimbursed expenses for attending Board meetings, which amounted to $6319 for all Board members as a group.

**	Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Board member serves.

***	Emeritus Board member as of March 29, 1996.

Officers of the Fund

STEPHEN E. CANTER, President since March 2000. Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 97 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Canter also a

Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 59 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, On November 4, 2002, Executive Vice President. Chief Investment Officer, Vice Chairman and a director of the Manager, and an officer of 97 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President – Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000. Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since June 1977.

JAMES WINDELS, Treasurer since November 2001. Director - Mutual Fund Accounting of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

MICHAEL A. ROSENBERG, Secretary since March 2000. Associate General Counsel of the Manager, and an officer of 95 investment companies (comprised of 197 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, Assistant Secretary since March 2000. Associate General Counsel and Assistant Secretary of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since July 1980.

ROBERT S. ROBOL, Assistant Treasurer since August 2003. Senior Accounting Manager – Money Market Funds of the Manager, and an officer of 39 investment companies (comprised of 85 portfolios) managed by the Manager. He is 40 years old and has been employee of the Manager since October 1988.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001. Mutual Funds Tax Director of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1993.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004. Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (98 investment companies,

comprising 206 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. Mr. Connolly has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001. Mr. Connolly is 47 years old.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002. Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 93 investment companies (comprised of 201 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998.

The address of each Board member and officer of the Fund is 200 Park Avenue, New York, New York 10166.

The Fund's Board members and officers, as a group, owned of record less than 1% of the Fund's shares outstanding on October 1, 2004.

The following shareholders owned of record 5% or more of the Fund’s shares outstanding on October 1, 2004:

Percent of Total
Name and Address	Shares Outstanding

Robert W. Baird & Co.	63.4562%
Omnibus Account for the Exclusive
Benefit of Customers
P.O. Box 672
Milwaukee, WI 53201-0672

     A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

MANAGEMENT ARRANGEMENTS

Investment Adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a global financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets.

The Manager provides management services pursuant to a Management Agreement (the "Agreement") between the Fund and the Manager. The Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Fund’s Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

In approving the current Agreement, the Fund’s Board considered a number of factors, including the nature and quality of the services provided by the Manager; the investment philosophy and investment approach as applied to the Fund by the Manager; the investment management expertise of the Manager in respect of the Fund’s investment strategies; the personnel, resources and experience of the Manager; the Fund’s performance history and the management fees paid to the Manager relative to those of mutual funds with similar investment objectives, strategies and restrictions; the Manager’s costs of providing services under the Agreement; and ancillary benefits the Manager may receive from its relationship with the Fund.

The following persons are officers and/or directors of the Manager: Stephen E. Canter, Chairman of the Board, Chief Executive Officer and Chief Operating Officer; Michael G. Millard, President and a director; Stephen R. Byers, Chief Investment Officer, Vice Chairman and a director; J. Charles Cardona, Vice Chairman and a director; J. David Officer, Vice Chairman and a director; Ronald P. O’Hanley III, Vice Chairman and a director; Diane P. Durnin, Executive Vice President; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Lisa A. Fox, Vice President-Human Resources; Mary Beth Leibig, Vice President-Human Resources; Anthony Mayo, Vice President-Information Systems; Angela E. Price, Vice President; Theodore A. Schachar, Vice President-Tax; Alex G. Sciulli, Vice President; Wendy H. Strutt, Vice President; William H. Maresca, Controller; Joseph W. Connolly, Chief Compliance Officer; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; Steven G. Elliott, David F. Lamere, Martin G. McGuinn and Richard W. Sabo, directors.

The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The Fund's portfolio managers are Joseph Irace, Joseph P. Darcy, A. Paul Disdier, W. Michael Petty, James Welch, Monica S. Wieboldt, Scott Sprauer and Colleen Meehan. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.

The Manager’s Code of Ethics subjects its employees’ personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and are also subject to the oversight of Mellon's

Investment Ethics Committee. Portfolio managers and other investment personnel of the Manager who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee, may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay securities dealers, banks or other financial institutions in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include, without limitation: taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, directors or employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses.

As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of 0.50% of the value of the Fund's average daily net assets. All fees and expenses are accrued daily and deducted before declaration of dividends to investors. For the fiscal years ended June 30, 2002, 2003 and 2004 the management fees payable by the Fund amounted to $1,193,595, $1,323,554 and $1,509,850, respectively, which amounts were reduced by $82,971, $91,224 and $44,341, respectively, pursuant to undertakings in effect, resulting in net fees paid of $1,110,624 in fiscal 2002, $1,232,330 in fiscal year 2003, and $1,465,509 in fiscal year 2004.

The Manager has agreed that, if in any fiscal year, the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, but including the management fee, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.

Distributor. The Distributor, a wholly-owned subsidiary of the Manager located at 200 Park Avenue, New York, New York 10166, serves as the Fund's distributor on a best efforts basis pursuant to an agreement with the Fund which is renewable annually.

The Distributor may pay certain financial institutions (which may include banks), securities dealers and other industry professionals, such as investment advisers, accountants and estate planning firms (collectively, “Service Agents”) that have entered into agreements with the Distributor a fee based on the amount invested through such Service Agents in Fund shares by employees participating in qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments (“Retirement Plans”), or other programs. The term “Retirement Plans” does not include IRAs, IRA “Rollover Accounts” or IRAs set up under a Simplified Employee Pension Plan (“SEP-IRAs”). Generally, the

Distributor may pay such Service Agents a fee of up to 1% of the amount invested through the Service Agents. The Distributor, however, may pay Service Agents a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it. Sponsors of such Retirement Plans or the participants therein should consult their Service Agent for more information regarding any such fee payable to the Service Agent.

The Manager or the Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares of the Funds or provide other services. Such payments are in addition to any sales charges, 12b-1 fees and/or shareholder services fees paid by the Funds. These additional payments may be made to Service Agents, including affiliates, that provide shareholder servicing, sub- administration, record-keeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agents. Cash compensation also may be paid to Service Agents for inclusion of a Fund in a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing”. In some cases, these payments may create an incentive for a Service Agent to recommend or sell shares of the Fund to you. Please contact your Service Agent for details about any payments they may receive in connection with the sale of Fund shares or the provision of services to the Funds.

From time to time, the Manager or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of: occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, at 200 Park Avenue, New York, New York 10166, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.

The Bank of New York (the "Custodian"), One Wall Street, New York, New York 10286, is the Fund's custodian. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under a custody agreement with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transactions charges.

HOW TO BUY SHARES

General. Fund shares may be purchased through the Distributor or Service Agents that have entered into service agreements with the Distributor. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.

As discussed under “Management Arrangement-Distributor,” Service Agents may receive revenue sharing payments from the Manager or the Distributor. The receipt of such payments could create an incentive for a Service Agent to recommend or sell shares of a Fund instead of other mutual funds where such payments are not received. Please contact your Service Agent for details about any payments they may not receive in connection with the sale of Fund Shares or the provision of services to the Funds.

The minimum initial investment is $2,500 or $1,000 if you are a client of a securities dealer, bank or other financial institution which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. Fund shares are offered without regard to the minimum initial investment requirements to Board members of a fund advised by the Manager, including members of the Fund’s Board, who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the Fund. The Fund reserves the right to vary the initial and subsequent investment minimum requirements at any time.

Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-Automatic Asset Builder®, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect you against loss in a declining market.

Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund. If you do not remit Federal Funds, your payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire or within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, your money will not be invested.

Net asset value per share is determined as of 12:00 Noon, Eastern time, on each day the New York Stock Exchange is open for regular business. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. The Fund also may process purchase and sale orders and calculate its net assets value on days that the Fund’s primary trading markets are open and the Fund’s management determines to do so. See "Determination of Net Asset Value."

If your payments are received in or converted into Federal Funds by 12:00 Noon, Eastern time, by the Transfer Agent, you will receive the dividend declared that day. If your payments are received in or converted into Federal Funds after 12:00 Noon, Eastern time, by the Transfer Agent, you will begin to accrue dividends on the following business day.

Qualified institutions may place telephone orders for the purchase of Fund shares. These orders will become effective at the price determined at 12:00 Noon, Eastern time, and the shares purchased will receive the dividend on Fund shares declared on that day, if the telephone order is placed by 12:00 Noon, Eastern time, and Federal Funds are received by 4:00 p.m., Eastern time, on that day.

Using Federal Funds. The Transfer Agent or the Fund may attempt to notify you upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money. If you are a customer of a securities dealer, bank or other financial institution and your order to purchase Fund shares is paid for other than in Federal Funds, the securities dealer, bank or other financial institution, acting on behalf of its customer, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of your order. The order is effective only when so converted and received by the Transfer Agent. An order for the purchase of Fund shares placed by you with sufficient Federal Funds or cash balance in your brokerage account with a securities dealer, bank or other financial institution will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.

Dreyfus TeleTransfer Privilege. You may purchase shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

Dreyfus TeleTransfer purchase orders may be made at any time. If purchase orders received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, Fund shares will be purchased at the share price determined on that day. If purchase orders made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, or on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), Fund shares will be purchased at the share price determined on the next bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares--Dreyfus TeleTransfer Privilege."

Transactions Through Securities Dealers. Fund shares may be purchased and redeemed through securities dealers which may charge a fee for such services. Some dealers will place the Fund's shares in an account with their firm. Dealers also may require that the customer invest more than the $1,000 minimum investment; the customer not take physical delivery of stock certificates; the customer not request redemption checks to be issued in the customer's name; fractional shares not be purchased; monthly income distributions be taken in cash; or other conditions.

There is no sales or service charge by the Fund or the Distributor, although investment dealers, banks and other institutions may make reasonable charges to investors for their services. The services provided and the applicable fees are established by each dealer or other institution acting independently of the Fund. The Fund has been given to understand that these fees may be charged for customer services including, but not limited to, same-day investment of client funds; same-day access to client funds; advice to customers about the status of their accounts, yield currently being paid or income earned to date; provision of periodic account statements showing security and money market positions; other services available from the dealer, bank or other institution; and assistance with inquiries related to their investment. Any such fees will be deducted from the investor's account monthly and on smaller accounts could constitute a substantial portion of the distribution. Small, inactive, long-term accounts involving monthly service charges may not be in the best interest of investors. Investors should be aware that they may purchase shares of the Fund directly from the Fund without imposition of any maintenance or service charges, other than those already described herein.

Reopening an Account. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

SHAREHOLDER SERVICES PLAN

The Fund has adopted a Shareholder Services Plan (the "Plan") pursuant to which the Fund reimburses the Distributor an amount not to exceed an annual rate of 0.25% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

     A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Plan provides that material amendments must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan.

During the fiscal year ended June 30, 2004, the Fund paid $91,819 under the Plan.

HOW TO REDEEM SHARES

     General. The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if you have purchased Fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus-Automatic Asset Builder® and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay redemption of such shares, and the redemption proceeds may not be transmitted to you, for up to eight business days after the purchase of such shares. In addition, the Fund will not honor redemption checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TeleTransfer Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus-Automatic Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have sufficient collected balance in your account to cover the redemption request. Prior to the time any redemption is effective, dividends on such shares will accrue and be payable, and you will be entitled to exercise all other rights of beneficial ownership. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

Checkwriting Privilege. The Fund provides redemption checks (“Checks”) automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable “No” box on the Account Application. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks as drawn on your Fund account and may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of full and fractional shares in the investor's account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

     You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

     The Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the shares in your account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

Wire Redemption Privilege. By using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the same business day if the Transfer Agent receives the redemption request in proper form prior to 12:00 Noon, Eastern time, on such day; otherwise, the Fund will initiate payment on the next business day. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Signatures."

Dreyfus TeleTransfer Privilege. You may request by telephone or online that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "How to Buy Shares--Dreyfus TeleTransfer Privilege."

Share Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfers Agents Medallion Program and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call the telephone number listed on the cover.

Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges might be incurred.

Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.

SHAREHOLDER SERVICES

Fund Exchanges. You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by the Manager or shares of certain funds advised by Founders Asset Management LLC (“Founders”), an indirect subsidiary of the Manager, to the extent such shares are offered for sale in your state of residence. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

A.	Exchanges for shares of funds offered without a sales load will be made without a sales load.

B.	Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.	Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

D.	Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as “Purchased Shares”) may be exchanged for shares of other funds sold with a sales load (referred to herein as “Offered Shares”), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

To accomplish an exchange or transfer under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

To request an exchange, you must give exchange instructions to the Transfer Agent in writing, by telephone or online. The ability to issue exchange instructions by telephone or online is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus ExpressR voice response telephone system) from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form may not be exchanged by telephone or online. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, shares of another fund in the Dreyfus Family of Funds or shares of a fund advised by Founders of which you are a shareholder. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having certain identical identifying designations.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561, or visiting the Dreyfus.com website. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

Dreyfus-Automatic Asset Builder®. Dreyfus-Automatic Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Government Direct Deposit Privilege. Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your Fund account.

Dreyfus Payroll Savings Plan. Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the Automated Clearing House system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

Dreyfus Step Program. Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-Automatic Asset Builder®, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-Automatic Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time.

Dreyfus Dividend Options. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from the Fund in shares of another fund in the Dreyfus Family of Funds or shares of a fund advised by Founders of which you are a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

A.	Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

B.	Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.	Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as “Offered Shares”), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D.	Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.

Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

DETERMINATION OF NET ASSET VALUE

Amortized Cost Pricing. The valuation of the Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

The Fund’s Board has established, as a particular responsibility within the overall duty of care owed to the Fund's investors, procedures reasonably designed to stabilize the Fund's price per share as computed for purposes of purchases and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board, at such intervals as it deems appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. Market quotations and market equivalents used in such review are obtained from an independent pricing service ("Service") approved by the Board. The Service values the Fund's investments based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications of values from dealers; and general market conditions. The Service also may employ electronic data processing techniques and/or a matrix system to determine valuations.

The extent of any deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board. If such deviation exceeds 1/2 of 1%, the Board will consider what actions, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.

New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Management believes that the Fund qualified for treatment as a "regulated investment company" under the Code for the fiscal year ended June 30, 2004. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, the Fund will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Fund must pay out to its shareholders at least 90% of its net income (consisting of net investment income from tax exempt obligations and taxable obligations, if any, and net short-term capital gains), and must meet certain asset diversification and other requirements. If the Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term “regulated investment company” does not imply the supervision of management or investment practices or policies by any government agency.

The Fund ordinarily declares dividends from net investment income on each day the New York Stock Exchange is open for regular business. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Dividends usually are paid on the last calendar day of each month and are automatically reinvested in additional Fund shares at net asset value or, at your option, paid in cash. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption.

If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

If, at the close of each quarter of its taxable year, at least 50% of the value of a Fund's total assets consists of Federal tax exempt obligations, the Fund may designate and pay Federal exempt-interest dividends from interest earned on all such tax exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes. Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains, generally are taxable as ordinary income for Federal income tax purposes whether or not reinvested. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains to a shareholder who is a citizen or resident of the United States, whether or not reinvested and regardless of the length of time the shareholder has held his or her shares.

Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains or losses. However, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. In addition, all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

     Dividends or distributions by the Fund to a Florida individual resident are not taxable by Florida. However, Florida imposes an intangible personal property tax on shares of the Fund owned by a Florida resident on January 1 of each year unless such shares qualify for an exemption from the tax.

     The Fund has received a Technical Assistance Advisement from the State of Florida, Department of Revenue, to the effect that Fund shares owned by a Florida resident will be exempt from the intangible personal property tax so long as the Fund portfolio includes only assets, such as notes, bonds, and other obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, the United States Government, and its agencies, Puerto Rico, Guam, and the U.S. Virgin Islands, and other assets which are exempt from that tax.

     Dividends qualifying as exempt-interest dividends for Federal income tax purposes as well as other Federally taxable dividends and distributions that are distributed by the Fund to entities taxed as corporations under Florida law may not be exempt from the Florida corporate income tax.

PORTFOLIO TRANSACTIONS

Portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchase and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by the Fund to date.

Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms.

Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely,

research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services should not reduce the overall expenses of its research department.

INFORMATION ABOUT THE FUND

Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

The Fund is organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Fund’s Agreement and Declaration of Trust (the “Trust Agreement”) disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

The Fund sends annual and semi-annual financial statements to all its shareholders.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

Ernst & Young LLP, 5 Times Square, New York, New York 10036, an independent registered accounting firm, serves as independent auditors of the Fund.

APPENDIX A

RISK FACTORS - INVESTING IN FLORIDA MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in Florida Municipal Obligations. It does not purport to be a complete description and is based on information drawn from official statements relating to securities offerings of the State of Florida (the "State") available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

Demographic and Economic Information

Juan Ponce de Leon made the first recorded landing in the State in 1513 and subsequently claimed the territory for Spain. The Spaniards founded the first permanent settlement, St. Augustine, in 1565. The State was acquired by the United States from Spain in 1821, became a territory of the United States in 1822, and was admitted to statehood in 1845 as the 27th state. The State is the 26th largest state with land area of 54,252 square miles and a water area of 4,308 square miles, with tidal shoreline in excess of 2,200 miles.

As of April 1, 2002, Florida ranked as the fourth most populous state, with a population of 16.66 million. From 1990 to 2000, the U.S. population increased about 1% annually, while Florida's population averaged a 2.1% annual increase, with a majority of that increase due to migration to the State, for a total increase during that time period of 23.5% . During the 1990's, the elderly population (aged 65 or older) grew by 18.6% and constituted 17.5% of the State's total population on April 1, 2000. The working age population (18-64) grew by approximately 24% from 1990-2000, representing 59.6% of the total population in 2000. Growth in this age group is projected at 20% between 2000 and 2010, to become 60.4% of the total population by 2010. The State's population is also expected to grow by 299,000 (1.8%) in Fiscal Year 2002-03.

During the latter half of the twentieth century growth in the Gross State Product (the "GSP") outpaced both the Southeast and the nation. During the same period, the manufacturing base of the State's economy declined and the service and trade bases increased. In 2001, services constituted 37.6% of the State's total non-farm jobs, compared to 35.5% in 1996. The total number of non-farm jobs increased 10% while jobs in the services sector increased 17% over the same five-year period. The 1990's also saw Florida become a leader in high-tech industrial employment, ranking first in the Southeast and fifth in the nation by 1999, with the number of high-tech jobs increasing nearly 36% over that decade. High-tech exports accounted for 35.6% of Florida's export sales in 2000. The State's total international merchandise trade totaled $70.14 billion in 2002, with exports declining by 6.6% compared to 5.2% nationally and imports increasing by 4% compared to 1.9% for the nation.

Private industry accounted for 88.35% of the State's 2000 GSP. Services constituted the largest sector of the GSP, with health services and business services contributing the most within the industry (26.7% and 26.0%, respectively). The second largest sector of the 2000 GSP was finance, insurance and real estate ("FIRE"). Real estate was by far the largest industry, accounting for 65.5% of the FIRE portion of 2000 GSP, followed by depository institutions, which accounted for 11.1% . In 2000, agriculture, forestry and fishing constituted only about 2.1% of GSP. However, in that year, Florida's farmers produced 68.1% of the nation's oranges, 48.4% of its sugar cane and 27.8% of its tomatoes.

Tourism is not treated as a separate industry sector, but remains an important aspect of the Florida economy. Its financial impact is reflected in a broad range of market sectors, such as transportation, communications, retail trade and services, and in State tax revenues generated by business activities that cater to visitors, such as hotels, restaurants, admissions and gift shops. According to State estimates, approximately 75.6 million people visited the State in 2002, an 8.9% increase over 2001 and a 3.9% increase over 2000. In 2000, hotels and lodging contributed 5.4% of the services component of the GSP, and amusement and recreation contributed 6%.

Economic Outlook. The economic climate of the State in Fiscal Year 2002-03 is expected to experience slow growth. Tourism, a cornerstone of the State's economic strength, is expected to rebound as additional efforts are put forth in advertising and travel incentives. As a result of decline in the economic climate in fiscal year (July 1 to June 30) ended June 30, 2002, the Legislature acted to reduce appropriations in various areas from the original level. Even though the economy as a whole was weakened in Fiscal Year 2001-02, housing starts spiked to a level of 175,000 units because of low interest rates. Because of this spike, total construction employment grew in the Fiscal Year 2001-02. However, construction employment was expected to decrease the following year due to weakness in the commercial sector.

Florida's economy has continued to show its strength and resilience. Despite the devastation experienced during the September 11 attacks coupled with the recession, the State's economy is expected to recover. Although war-related concerns have dampened the economy from growing at a faster pace, the economic fundamentals remain strong. Such strength should provide impetus for the State's economy to achieve more sustained growth.

State Finances
Budgeting.

Recent State Financial Developments. In March 2003, the Revenue Estimating Conference ("REC") revised its forecast for Fiscal Year 2002-03 and Fiscal Year 2003-04. The general revenue collection estimate for Fiscal Year 2002-03 was reduced from $19.637 billion to $19.610 billion, a net negative adjustment of $27 million from the REC's November 2002 forecast. The change in estimates resulted primarily from lower estimated sales tax and estate tax collections, which more than offset estimated increases in documentary stamp tax collections and reductions in tax refunds, particularly in the area of corporate income taxes.

Preliminary total general revenue collections for Fiscal Year 2002-03 were $19.973 billion, $363 million more than the $19.610 billion estimated for that period by the REC in March 2003.

The year-end Working Capital Fund surplus for Fiscal Year 2002-03 is projected to be $130.2 million, and the amount in the Budget Stabilization Fund is expected to remain at $958.9 million.

General revenues in Fiscal Year 2003-04 are now expected to decrease by 1.6% from the November 2002 estimate to $20.119 billion, which is $508 million more than the amount currently estimated to be collected in Fiscal Year 2002-03.

Fiscal Year 2004 Budget. On May 27, 2003, the Legislature passed the State's budget for Fiscal Year 2003-2004. Budgeted appropriations for Fiscal Year 2003-2004 total $53.5 billion including general revenue appropriations of $21.2 billion and trust fund appropriations of approximately $32.3 billion. Total appropriations for Fiscal Year 2003-2004 are $3.1 billion, or 6.2% greater than Fiscal Year 2002-2003 appropriations. General revenue spending is budgeted to increase by $560 million, or 2.8% over prior year general revenue spending. On June 23, 2003, the Governor approved the General Appropriations Act and delivered the related veto message detailing specific appropriations that were vetoed. The total amount of the vetoed appropriations was approximately $46.4 million, comprised of approximately $2.9 million general revenue appropriations and approximately $43.5 million trust fund appropriations. The final budget is also subject to downward adjustment during the Fiscal Year to ensure no budget shortfall occurs.

The State's budget is required to be kept in balance from current revenues each State Fiscal Year. The 2003-2004 general fund budget is expected to be funded with general revenue collections of approximately $20.1 billion, "cash sweeps" of existing trust fund balances of approximately $695 million, redirection of trust fund revenues to general revenues of approximately $149 million, expected collections from a tax amnesty program of $67 million and other miscellaneous general revenues. The State's constitutionally required Budget Stabilization Fund reserve of approximately $1.032 billion has not been used to fund the 2003-2004 budget. Additionally, the Fiscal Year 2002-2003 year-end estimated Working Capital Fund balance of $130 million is expected to increase to approximately $955 million by the end of Fiscal Year 2003-2004 due primarily to the State's portion of additional Federal aid to States contained in the recently enacted Federal Jobs and Growth Tax Relief Reconciliation Act of 2003 which was not appropriated by the current year budget.

State Revenues. Financial operations of the State are maintained through the General Revenue Fund, trust funds, the Working Capital Fund and the Budget Stabilization Fund. The General Revenue Fund receives the majority of State tax revenues. Trust funds consist of monies which under law or trust agreement are segregated for a specified purpose. Revenues in the General Revenue Fund which exceed the amount needed for appropriations may be transferred to the Working Capital Fund. State monies are expended pursuant to appropriations acts. The Governor and Chief Financial Officer are responsible for insuring that sufficient revenues are collected to meet appropriations and that no deficits occur in State funds.

The State Constitution mandates the creation and maintenance of a Budget Stabilization Fund in an amount not less than 5% nor more than 10% of the last complete fiscal year's net revenue collections for the General Revenue Fund. Monies in the Budget Stabilization Fund may be transferred to the General Revenue Fund to offset a deficit therein or to provide emergency funding. Monies in this Fund are constitutionally prohibited from being obligated or otherwise committed for any other purpose. Any withdrawals from the Budget Stabilization Fund must be restored from general revenues in five equal annual installments, unless the Legislature establishes a different restoration schedule.

The State budget must be kept in balance from current revenues each fiscal year, and the State may not borrow to fund governmental operations. The State Constitution authorizes the issuance of bonds pledging the full faith and credit of the State to finance or refinance State capital outlay projects upon approval by vote of the electors, provided that the outstanding principal amount may not exceed 50% of total State tax revenues for the two preceding fiscal years. There are currently no bonds outstanding under this authorization.

The rate of growth in State revenues in a given fiscal year is limited to no more than the average annual growth rate in personal income over the previous five years. Revenues have never exceeded the limitation. Revenues collected in excess of the limitation are to be deposited into the Budget Stabilization Fund unless two-thirds of the members of both houses of the Legislature vote to raise the limit. The actual general revenue collections for Fiscal Year 2001-02 of $19.329 billion were $150.4 million (0.8%) more than collections for Fiscal Year 2000-01.

Sales and Use Tax. The largest single source of tax receipts in the State is the sales and use tax. It is a uniform tax upon either the sale of tangible personal property at retail or its use irrespective of where it may have been purchased. The sales tax is 6% of the sales price of tangible property sold at retail in the State, and the use tax is 6% of the cost price of tangible personal property used or stored for use in the State. In addition, local governments may (by referendum) assess a 0.5% or 1% discretionary sales surtax within their county.

The sales tax is also levied on the following: (1) rental of tangible personal property; (2) rental of transient lodging and non-residential real property; (3) admissions to places of amusement, most sports and recreation events; (4) non-residential utilities (at a 7% rate); and (5) restaurant meals. Exemptions include groceries; medicines; hospital rooms and meals; fuels used to produce electricity; electrical energy used in manufacturing; purchases by certain nonprofit institutions; most professional, insurance and personal service transactions; apartments used as permanent dwellings; the trade-in value of motor vehicles; and residential utilities. The Legislature has from time to time temporarily waived collection of the sales tax on such items as clothing priced under certain amounts and school supplies.

Receipts of the sales and use tax, with the exception of the tax on gasoline and special fuels, are credited to the General Revenue Fund, the Solid Waste Management Trust Fund, or counties and cities. Legislation was enacted in 2000 which provides that 2.25% of sales tax receipts are to be deposited in the Revenue Sharing Trust Fund for Counties in lieu of intangible personal property taxes which were so distributed under prior law. Sales tax receipts credited to the General Fund for Fiscal Year 2001-02 were $14.136 billion and are estimated at $14.485 billion for Fiscal Year 2002-03 (an increase of 2.5%), $15.239 billion for Fiscal Year 2003-04 (an increase of 5.2%) and $16.210 billion for Fiscal Year 2004-05 (an increase of 6.4%) .

Motor Fuel Tax. The second largest source of State tax receipts is the tax on motor fuels. However, these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the State General Revenue Fund.

Taxes on motor fuels (gasoline and diesel fuel) include several distinct fuel taxes: (1) the State sales tax on motor fuels, levied at 6% of the average retail price per gallon of fuel, not to fall below 6.9¢ per gallon; (2) the State excise tax of 4¢ per gallon of motor fuel, with proceeds distributed to local governments; (3) the State Comprehensive Enhanced Transportation System tax, which is levied at a rate in each county equal to two-thirds of the sum of the county's local option motor fuel taxes; (4) aviation fuel, which air carriers may choose to be taxed at 6.9¢ per gallon or 8% of the retail price of fuel, not to be less than 4.4¢ per gallon; and (5) local option motor fuel taxes, which may range between one cent to 12¢ per gallon. Most of the proceeds of the sales tax on motor fuels are deposited into the State Transportation Trust Fund for road maintenance and construction.

Alcoholic Beverage Tax. The State's alcoholic beverage tax is an excise tax on beer, wine and liquor. Two percent of collections are deposited into the Alcoholic Beverage and Tobacco Trust Fund, and the Children and Adolescent Substance Abuse Trust Fund receives 9.8%, while the remainder of revenues is deposited into the General Revenue Fund. Receipts from the beverage tax and licenses were $526 million for Fiscal Year 2001-02 and are estimated at $536.5 million for Fiscal Year 2002-03 (an increase of 2.0%), $547.3 million (an increase of 2.0%) for Fiscal Year 2003-04 and $557.3 million for Fiscal Year 2004-05 (an increase of 1.8%) .

Corporate Income Tax. The State collects a tax on the net income of corporations, organizations, associations and other artificial entities for the privilege of conducting business, deriving income or existing within the State. The tax is levied at a rate of 5.5% of net corporate income, less a $5,000 exemption. Net income is defined as that share of adjusted Federal income that is apportioned to the State. All receipts of the corporate income tax are credited to the General Revenue Fund. Receipts from this source were $1.219 billion for Fiscal Year 2001-02 and are estimated to be $1.085 billion for Fiscal Year 2002-03 (a decrease of 11.0%), $1.265 billion for Fiscal Year 2003-04 (an increase of 16.6%) and $1.455 billion for Fiscal Year 2004-05 (an increase of 15.0%) .

Documentary Stamp Tax. Deeds and other documents relating to realty are taxed upon execution or recording at 70¢ per $100 of consideration. Corporate shares, bonds, certificates of indebtedness, promissory notes, wage assignments and retail charge accounts are taxed upon issuance or renewal at 35¢ per $100 of face value, or actual value if issued without face value. Documentary stamp tax receipts were $602.9 million for Fiscal Year 2001-02 and are estimated at $728.3 million for Fiscal Year 2002-03 (an increase of 20.8%), $571.4 million for Fiscal

Year 2003-04 (a decrease of 21.5%) and $527.4 million for Fiscal Year 2004-05 (a decrease of 7.7%) .

Intangible Personal Property Tax. This tax is levied on two distinct bases: (1) stocks, bonds, notes, governmental leaseholds, interests in limited partnerships registered with the Securities and Exchange Commission, and other miscellaneous intangible personal property are currently taxed at an annual rate of 1 mill; and (2) mortgages and other obligations secured by liens on State realty are taxed with a non-recurring 2 mill tax. Obligations issued by the State or local governmental entities in the State, or by the federal government, are exempt from such taxation.

The Department of Revenue uses part of the proceeds for administrative costs. Of the remaining tax proceeds, 33.5% is distributed to the County Revenue Sharing Trust Fund and 66.5% is distributed to the General Revenue Fund. Receipts from this source were $726.8 million for Fiscal Year 2001-02 and are estimated at $733.4 million for Fiscal Year 2002-03 (an increase of 0.9%), $555.1 million for Fiscal Year 2003-04 (a decrease of 24.3%) and $531.3 million for Fiscal Year 2004-05 (a decrease of 4.3%) .

Estate Tax. A tax is imposed on decedents' estates for the privilege of transferring property at death. The State Constitution limits the tax on estates of resident decedents to the aggregate amount allowable as a credit against or a deduction from any similar tax levied by the United States or any other state. Thus, the State estate tax on resident decedents does not increase the total tax liability of the estate. Reduction or elimination of the Federal estate tax could reduce the amount of such taxes collected at the State level. The tax on estates of nonresident decedents is equal to the amount allowable as a credit against Federal estate tax for State death taxes paid multiplied by the ratio of the value of the property taxable in the State over the value of the entire gross estate.

All receipts of the estate tax are credited to the General Revenue Fund. Estate tax receipts were $751.3 million for Fiscal Year 2001-02 and are estimated at $549.7 million for Fiscal Year 2002-03 (a decrease of 26.8%), $369.0 million for Fiscal Year 2003-04 (a decrease of 32.9%) and $216.1 million for Fiscal Year 2004-05 (a decrease of 41.4%) .

Gross Receipts Tax. The gross receipts tax is currently imposed at a rate of 2.5% of the gross receipts of providers of electricity, natural gas and telecommunications services. Telecommunications services are subject to a unified Telecommunications Services Tax, a portion of which is collected with the gross receipts tax at revenue-neutral rates. All gross receipts tax collections are credited to the Public Education Capital Outlay and Debt Service Trust Fund. The potential impact of electric utility deregulation on gross receipts tax collections cannot be determined at this time.

Communications Services Tax. The communications services tax is imposed on retail sales of communications services that originate and terminate in the State, or originate or terminate in the State and are billed to a State address. Communications services include all forms of telecommunications previously taxed by the gross receipts tax plus cable television and direct-to-home satellite service. The communications services tax replaced certain sales and use taxes and gross receipts taxes, at revenue-neutral rates. Communications services tax receipts are included in sales tax and gross receipts tax collections, as appropriate.

Other State Taxes. To the extent not pre-exempted to the Federal government, the State levies a one-time excise tax on cigarettes, at rates based on their weight and package quantity, and on other tobacco products at the rate of 25% of the wholesale price. The State also imposes a tax on racing and jai-alai admissions, and on contributions to pari-mutuel pools, or "handle." Tobacco tax receipts were $275.5 million for Fiscal Year 2001-02 and are estimated at $268.2 million for Fiscal Year 2002-03 (a decrease of 2.6%), $268.7 million for Fiscal Year 2003-04 (an increase of 0.2%) and $264.5 million for Fiscal Year 2004-05 (a decrease of 1.6%) . Pari-mutuels tax receipts were $18.6 million for Fiscal Year 2001-02 and are estimated at $20.5 million for Fiscal Year 2002-03 (an increase of 10.2%), $20.3 million for Fiscal Year 2003-04 (a decrease of 1.0%) and $19.8 million for Fiscal Year 2004-05 (a decrease of 2.5%) .

Insurance premiums received by insurers are generally taxed at 1.75% of such receipts, adjusted for return premiums and subject to credits for certain other taxes paid by the insurers. Insurance premium tax receipts were $331.0 million for Fiscal Year 2001-02 and are estimated at $379.7 million for Fiscal Year 2002-03 (an increase of 14.7%), $404.4 million for Fiscal Year 2003-04 (an increase of 6.5%) and $421.0 million for Fiscal Year 2004-05 (an increase of 4.1%) .

Tobacco Litigation Settlement. As a result of settling litigation by the State against the tobacco industry in 1997, the State expects to receive more than $11 billion over 25 years. Payments are subject to adjustment for various factors, including inflation and tobacco product sales volume. Proceeds of the settlement are expected to be used for children's health care coverage and other health-related services to reimburse the State for medical expenses, for improvements in State efforts to reduce sales of tobacco products to minors, and to promote production of reduced risk tobacco products.

As of June 30, 2002, the State has received approximately $3.3 billion from the settlement. A portion of the tobacco settlement revenues have been deposited in the Lawton Chiles Endowment Fund to provide a perpetual source of funding for health and human services for children and elders, and for biomedical research activities. As of June 30, 2002, the value of the endowment was approximately $1.29 billion.

Lottery. In order to provide additional funding for education, the 1987 State Legislature created the Department of the Lottery to operate a State Lottery. Revenues generated by the State Lottery are used to pay prizes, fund the Educational Enhancement Trust Fund and pay for the administrative cost of operating the lottery.

State Indebtedness

As a general rule, bonds of the State or its agencies are issued by the Division of Bond Finance. The State debt fiscal responsibility policy establishes debt service to revenues as the benchmark debt ratio to estimate future debt capacity, using a target ratio of 6% and a cap of 7%. Total State debt outstanding is separated into net tax-supported debt and self-supporting debt. Net tax-supported debt is repaid by the State from a specified tax revenue source or general appropriation of the State. Self-supporting debt is reasonably expected to be repaid from project revenue or loan repayments. Some, but not all, of State debt is additionally secured by the full faith and credit of the State. As of June 30, 2002 the State had approximately $15.422 billion in net tax-supported debt outstanding and approximately $3.8 billion in self-supporting debt outstanding, for a total of approximately $19.222 billion of outstanding State debt obligations.

State Full Faith and Credit Debt. The Florida Constitution authorizes the issuance of bonds pledging the full faith and credit of the State to finance or refinance State capital outlay projects upon approval by vote of the electors, provided that the outstanding principal amount may not exceed 50% of total State tax revenues for the two preceding fiscal years. There are currently no bonds outstanding under this authorization.

All of the State's full faith and credit debt that is outstanding has been issued under separate constitutional authority, which also authorizes the pledge of a dedicated tax or other revenue source as well. Such debt includes bonds for pollution control and abatement and solid waste disposal (operating revenues, assessments); right-of-way acquisition and bridge construction (motor fuel or special fuel taxes); public education capital outlay (gross receipts tax); roads within a county (second gas tax); and school districts or community colleges (motor vehicle license revenues). Although these bonds are not subject to the above-referenced debt limitation, each program has debt service coverage tests that must be met prior to issuance.

State Revenue Bonds. The State Constitution authorizes the issuance of bonds to finance or refinance State capital outlay projects that are payable from funds derived directly from sources other than State tax revenues. Bonds outstanding under this authorization include financings for the State University System, individual universities, public schools, State owned office facilities and toll roads. The State Constitution specifically authorizes the issuance of bonds to fund student loans; to finance housing; to refund outstanding bonds at a lower net interest cost; and for the purposes of conservation, outdoor recreation, water resource development, restoration of natural systems or historic preservation. Bonds are also outstanding which are payable from documentary stamp tax receipts for conservation and recreation purposes.

Other Obligations. Although most debt of the State or its agencies is issued through the Division of Bond Finance, there are other entities that issue bonds or incur other long-term obligations that are secured by State revenues. These include the Florida Housing Finance Corporation, the Florida Ports Financing Commission, the Correctional Privatization Commission, the Department of Corrections, the Department of Juvenile Justice, the Department of Children and Families, the Florida Hurricane Catastrophe Fund Finance Corporation, the Inland Protection Financing Corporation and the Investment Fraud Restoration Financing Corporation. The Legislature has also dedicated 2.59% of tobacco tax receipts to be pledged to secure bonds issued by the City of Tampa. The City of Tallahassee has recently issued bonds to finance relocation a school of Florida State University. The State Comptroller has also entered into a consolidated equipment financing program for State agencies, which is subject to annual appropriation.

In 2000, the Legislature authorized the creation of the Tobacco Settlement Financing Corporation, with the power to issue up to $3 billion in revenue bonds (not to exceed $1.5 billion annually) in order to purchase the State's interest in the tobacco litigation settlement agreement, but no bonds have been approved by the Legislature or issued by the corporation. The Legislature also created the Florida Water Pollution Control Financing Corporation to finance State projects authorized under the Federal Clean Water Act. In Fiscal Year 2002-03, the principal amount of bonds that may be issued is limited to $100 million.

Ratings. Florida maintains a high bond rating from Moody's Investor Services (Aa2), Standard and Poor's Corporation (AA+) and Fitch, Inc. (AA) on all state general obligation bonds.

Litigation

     Due to its size and broad range of activities, the State is involved in numerous routine legal actions. The departments involved believe that the results of such litigation pending or anticipated will not materially affect the State's financial position.

Nathan M. Hameroff, M.D., et al. v. Agency for Health Care Administration, et al. This is a class action suit, among other similar suits, wherein the Plaintiffs challenge the constitutionality of the Public Medical Assistance Trust Fund ("PMATF") annual assessment on net operating revenue of free-standing out-patient facilities offering sophisticated radiology services. On February 5, 2001, the trial court ruled the relevant State statute unconstitutional and disallowed further assessments. The Agency successfully appealed. However, during the pending appeal, the plaintiffs returned to court with a new theory and prevailed in an order dated December 20, 2002. Additionally, the court entered an order on January 7, 2003, finding a subclass of plaintiffs to which the PMATF should have never applied. The Agency has appealed both orders. The potential refund liability for all such suits could total approximately $144 million.

Savona, et al. v. Agency for Health Care Administration. Plaintiffs seek retroactive and prospective relief on behalf of a class of Medicaid providers (doctors) demanding reimbursement of the differential between Medicare and Medicaid rates for dual-enrolled eligibles. This case was settled on October 6, 2000. A total of $98 million, inclusive of interest, fees and costs, would be paid by the Agency over three years subject to legislative approval. The State's share (within the Medicaid program) would be 45% of the $98 million. The first installment of the settlement, amounting to $32 million, was appropriated by the Legislature and paid in July 2001. The second of three settlement installments was paid in July 2002.

State Contracting and Engineering Corp. v. Florida Department of Transportation, et al. The Florida Department of Transportation ("DOT") used a Value Engineering Change Proposal ("VECP") design submitted by State Contracting and Engineering Corp. ("SCEC") for the construction of a barrier soundwall in Broward County and several subsequent DOT projects. Subsequent to the initial use of the VECP design, SCEC patented the design. SCEC claims that the DOT owes SCEC royalties and compensation for other damages involving the DOT's use of the VECP design on the subsequent projects. After a verdict in factor of the plaintiff, a judgment in the amount of over $9.1 million was issued. The DOT transferred approximately $10.2 million to the court registry to cover the judgment and post-judgment interest. The case is on appeal.

Riscorp Insurance Company, et al. v. Florida Department of Labor and Employment Security and Mary B. Hooks. The Florida Department of Labor ("DOL") collects assessments on "net premiums collected" and "net premiums written" from carriers of workers' compensation insurance and by self-insurers in the State. Claimants allege that there is no statutory definition of "net premiums" and the DOL does not currently have a rule providing guidance as to how "net premiums" are calculated. Claimants allege that industry standards would allow them to deduct various costs of doing business in calculating "net premiums" and are seeking refunds of approximately $35 million. On December 27, 2001, the circuit court granted the plaintiffs' motion for a partial final summary judgment, ruling that the plaintiffs were entitled to deduct ceded premiums from their premium base in calculating assessments paid for years 1995 – 1998. A stipulated final judgment was entered on August 15, 2002, in favor of the plaintiffs in the amount of $22.5 million. The DOL has appealed. On July 25, 2002, a stipulated final judgment was entered in favor of the plaintiffs in Florida Hospitality Mutual Insurance Company v. Department of Labor and Employment Security in the amount of approximately $1.6 million. The DOL has appealed that final order, and the appeal has been consolidated with the Riscorp appeal.

U.S. Environmental Protection Agency v. Florida Department of Transportation. The DOT maintains that it is not the owner of contaminated land. The U.S. Environmental Protection Agency (the "EPA") is conducting additional tests at the site for pollution and has asserted a cost recovery claim against the DOT of approximately $25.6 million. The DOT's motion for declaratory judgment on the DOT's ownership of the property was denied and upheld on appeal. The EPA is preparing an amended record of decision. On November 14, 2002, a tolling agreement was signed which extended the time to sue until December 1, 2003.

Sarnoff v. Department of Highway Safety and Motor Vehicles. This suit alleges the improper setting of the fee for the motor vehicle inspection program. Plaintiffs challenge the constitutionality of State statutes, which impose a $10.00 fee on the emissions inspection of automobiles in seven of the State's 67 counties. On December 29, 2000, the First District Court of Appeal reversed the trial court's class certification order, and a rehearing was denied on February 2, 2001. The amount of potential loss to the State had been estimated to be $96-106 million. Plaintiffs invoked the discretionary review of the State Supreme Court on this issue, and its decision limited the plaintiffs' claims and significantly reduced potential liability.

Transitions Optical, Inc. v. Florida Department of Revenue, et al. In this case, Transitions Optical and co-plaintiff, Pepperidge Farm, brought a class action suit challenging the imposition of ad valorum county taxes on the computer software owned and operated by them in their places of business and seeking a refund of all ad valorem taxes previously paid. The Transitions Optical, Inc. case is currently on appeal in the Second District Court of Appeal. The trial court denied a motion to dismiss and certified a class of taxpayers. The

Department of Revenue filed a notice of appeal of the order on class certification. The Pepperidge Farm Polk County case is currently on appeal in the Second District Court of Appeal. This case pertains to ad valorem taxes that relate to county funds and not the State. The estimated loss to the counties of the State may be in excess of $25 million.

Rendon v. Florida Department of Transportation, et al. The plaintiffs (persons covered by the Americans with Disabilities Act ("ADA")), in a certified class action suit, seek a declaratory judgment that State statutes violate the ADA in that the surtax charged for a disabled parking permit is illegal. Issues include the right to proceed with refund claims when no one has applied for a refund claim. On November 14, 2001, the trial court granted the plaintiffs' motion for summary judgment. On October 30, 2002, the trial court's decision was reversed and summary judgment was granted in favor of the State. The State was found not to violate the ADA and no refund was required. Rendon has petitioned the State Supreme Court seeking jurisdiction. Estimated loss to the State could be in excess of $25 million.

Pharmaceutical Research and Manufacturers of America v. Rhonda M. Medows & Bob Sharpe (in their official capacities) Agency for Health Care Administration ("AHCA").

"Pharma" is challenging the recent Medicaid preferred drug list on constitutional and civil rights grounds. A decision finding for AHCA on all counts was rendered on December 28, 2001. Pharma appealed this case. The federal appellate court upheld the decision in favor of the defendants on September 6, 2002. Pharma filed a petition for a writ of certiorari in the U.S. Supreme Court on December 5, 2002, to which AHCA responded on January 8, 2003.

Although this lawsuit does not claim money damages, the fiscal impact to Medicaid could be as high as $300 million annually on anticipated savings to the pharmacy program if an injunction is rendered against AHCA.

St. Paul Surety v. Florida Department of Transportation. This is a pre-suit claim arising out of Cone Constructors, Inc. v. FL Dept. of Transportation. In that case, the DOT terminated Cone Constructors, Inc. ("Cone") on a construction contract involving a portion of the Suncoast Parkway. Cone sued claiming breach of contract and wrongful termination. Subsequent to the initial court filings, the contractor filed for bankruptcy and the DOT was able to settle the dispute with the bankruptcy trustee for a payment of $575,000. However, once Cone was terminated, St. Paul Surety was required to finish the project and did so. It now alleges that it has incurred losses on the project, for which it is seeking damages from the DOT. Estimated loss to the State could be in excess of $25 million.

Traylor Brothers, Inc. v. Department of Transportation. The DOT contracted with Traylor Brothers to construct a "signature" bascule bridge over the Intercoastal Waterway in Fort Lauderdale. Traylor Brothers has sued the DOT for breach of contract. Discovery has been undertaken by both parties. Traylor Brothers has not filed its qualified acceptance letter setting forth its claims. Potential loss to the State is estimated at $30 million.

Graves Brothers v. Florida Citrus Commission. Five citrus blenders filed a challenge to the "box tax" of the Florida Citrus Commission. The complaint states that the tax is an illegal imposition upon compelled speech. The final hearing in this case was scheduled for June 2003. Potential loss to the State is estimated at $100 million.

APPENDIX B

Rating Categories

Description of certain ratings assigned by S&P, Moody's and Fitch:

S&P

Long-term

AAA

An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong. The rating 'AA' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within this rating category.

Short-term

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Commercial paper

A-1

This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2

Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1.'

Moody's

Long-term

Aaa

Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

Moody’s applies numerical modifiers 1, 2, and 3 to the 'Aa' generic rating classification. The modifier 1 indicates that the obligation ranks in the higher end of the rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of the rating category.

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MIG/VMIG--U.S. short-term

Municipal debt issuance ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

Fitch

Long-term investment grade

AAA

Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

Short-term

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

A plus (+) or minus (-) sign designation may be appended to the 'AA' or F1 rating to denote relative status within the rating category.